10-Q Earnings per share	6 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
Earnings per share	Earnings per share
The calculation for basic and diluted earnings per share for any period presented prior to the Separation were based on the number of shares outstanding on May 31, 2023, the Separation and Distribution date. For periods prior to the Separation, it is assumed that there are no dilutive equity instruments as there were no Knife River stock-based awards outstanding at the time.
Basic earnings per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the applicable period. Diluted earnings per share is computed by dividing net income (loss) by the total of the weighted average number of shares of common stock outstanding during the applicable period, plus the effect of non-vested restricted stock units. Weighted average common shares outstanding is comprised of issued shares of 56,997,350 less shares held in treasury of 431,136, as described in Note 6. Basic and diluted earnings per share are calculated as follows, based on a reconciliation of the weighted-average common shares outstanding on a basic and diluted basis:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
	(In thousands, except per share amounts)
Net income (loss)	$56,836	$38,562	$15,516	$(1,448)
Weighted average common shares outstanding - basic	56,566	56,566	56,566	56,566
Effect of dilutive restricted stock units	33	—	17	—
Weighted average common shares outstanding - diluted	56,599	56,566	56,583	56,566
Shares excluded from the calculation of diluted earnings per share	—	—	—	—
Net income (loss) per share - basic	$1.00	$.68	$.27	$(.03)
Net income (loss) per share - diluted	$1.00	$.68	$.27	$(.03)